Borrowings	9 Months Ended
May 31, 2026
Notes and other explanatory information [abstract]
Borrowings

11.	Borrowings

	May 31, 2026	August 31, 2025
Current portion of borrowings	$408	$-
Borrowings	2,454	-
Total borrowings	$2,862	$-

During the first quarter 2026, the secured debt facility with Stanbic Bank Tanzania Limited (“Stanbic Facility”), which consists of a $5.0 million overdraft facility (Overdraft Facility”) to support working capital requirements and a $4.0 million vehicle and asset financing facility (“VAF facility”) for the purchase of machinery, equipment and vehicles was amended by reducing the $5.0 million overdraft facility to $4.0 million and increasing the VAF facility from $4.0 million to $5.0 million.

The Overdraft Facility bears interest on any outstanding drawings at the United States Federal Funds Target Rate Midpoint plus a margin within a range of 4.10% to 4.13% with a floor rate of 9.5%, payable on a monthly basis. The Overdraft Facility is repayable on demand with a maximum tenor of twelve months.

The VAF Facility bears interest on any outstanding drawings at the three-month Secured Overnight Financing Rate(“SOFR”) plus a margin within a range of 4.10% to 4.9% with a floor rate of 9.5%, payable on a monthly basis. Principal repayments on the VAF Facility is generally repayable equally over 36 months from the date of drawdown.

As of May 31, 2026, $nil of the Overdraft Facility was drawn, and $2.9 million of the VAF facility was drawn. The VAF facility is secured by the underlying asset.